UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon	333 - 96209	93-1282171
(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

503 Airport Road, Medford, Oregon	97501
Address of Principal Executive Office	Zip Code

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 7.01 Regulation FD Disclosure

            On Thursday March 10, 2005, PremierWest Bancorp's President and Chief Executive Officer John Anhorn will give a presentation of PremierWest's business strategies and financial performance at Sandler O'Neill & Partners, L.P.'s 2005 West Coast Financial Services Conference in North San Diego, California. A copy of the presentation is attached as Exhibit 99.1 and such information is not filed but furnished in accordance with Regulation FD.

            The presentation is available via live web cast-individuals may register to access the web cast at http://www.sandleroneill.com or directly at http://www.iian.ibeam.com/events/thom001/031005a_mv/. The presentation is also available via audio conference at 800-239-8730 by referencing "Sandler O'Neill Conference" and indicating "Session 1."

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
99.1 Investor Presentation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: March 9, 2005	By: /s/ Tom Anderson
Tom Anderson, Chief Financial Officer

EXHIBIT 99.1

Sandler O'Neill

West Coast Financial Services Conference

March 10, 2005

PremierWest BANCORP

Disclosure

This presentation contains forward-looking statements. Actual results may differ materially from those currently expected. Additional information concerning factors that could cause such a difference is contained in the Company's most recent filings with the Securities & Exchange commission. PremierWest Bank assumes no obligation to update forward-looking statements that become inaccurate as a result of subsequent events.

PremierWest BANCORP

$ 800 Million

Financial Services Company

PremierWest Bank

(Mortgage Division)

Premier Finance Company

PremierWest Investment Services, Inc.

PremierWest BANCORP

Capitalization

Nasdaq SmallCap:

PRWT

Common Shares

14.6 million

Market Capitalization

$175 million

PremierWest BANCORP

Strategy

Build a $1.5 billion Financial Services Company serving markets along the Interstate 5 corridor between Eugene, Oregon and Sacramento, California

PORTLAND
Oregon
EUGENE
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
(4 locations)
WINSTON
GRANTS PASS
(2 locations)
MEDFORD
(5 locations)
KLAMATH FALLS
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
RED BLUFF
CORNING
CHICO
California
WOODLAND
SACRAMENTO

PremierWest BANCORP

PremierWest Today

PremierWest Bank	33 Offices
PremierWest Mortgage	7 Offices
Premier Finance	5 Offices
PremierWest Investments	4 Offices
TOTAL:	49 Offices

PORTLAND
Oregon
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
CENTRAL POINT
MEDFORD
KLAMATH FALLS
YREKA
DORRIS
GREENVIEW
WEED
TULELAKE
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
RED BLUFF
CORNING
CHICO
WOODLAND

PremierWest BANCORP

Loan Growth

Millions
$688 million
$700
$600
$500
$400
$300
$200
$100
$0
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q4
Q1
Q2
Q3
Q4
2001
2002
2003
2004

PremierWest BANCORP

Non-Performing

Millions
Mid Valley Bank Acquisition
$2.4 million
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q4
Q1
Q2
Q3
Q4
2001
2002
2003
2004

PremierWest BANCORP

Deposit Base

Time Deposits
17%
Non-Interest DDA
27%
Time Deposits
> $100
9%
13%
Savings
23%
11%
Money Market
NOW

Non-Interest Bearing Deposits

$183.8 million
$200
$160
$120
$80
$40
$0
Millions
Q1 Q2 Q3 Q4
2001
Q1 Q2 Q3 Q4
2002
Q1 Q2 Q3 Q4
2003
Q1 Q2 Q3 Q4
2004

PremierWest BANCORP

Net Interest Margin

5.55% adjusted for nonrecurring item
4.83%
4.45%
4.53%
4.80%
5.37%
5.47%
5.47%
5.46%
5.32%
5.29%
5.42%
5.14%
5.15%
5.22%
5.73%
5.72%
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q4
Q1
Q2
Q3
Q4
2001
2002
2003
2004

PremierWest BANCORP

Efficiency Ratio

88%
84%
80%
76%
72%
68%
64%
60%
63.49%
Q 1
Q 2
Q 3
Q 4
2001
Q 1
Q 2
Q 3
Q 4
2002
Q 1
Q 2
Q 3
Q4
2003
Q1
Q2
Q3
Q4
2004

PremierWest BANCORP

Net Income

$2,800
$2,500
$2,200
$1,900
$1,600
$1,300
$1,000
$700
$400
$100
$650
$600
$602
$188
$907
$1,028
$1,089
$1,280
$1,248
$1,521
$1,642
$1,592
$1,835
$2,103
$2,426
$2,743
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q 4
Q 1
Q 2
Q 3
Q4
Q1
Q2
Q3
Q4
Thousands
2001
2002
2003
2004

$10,000
$8,000
$6,000
$4,000
$2,000
$100
$2,040
$4,304
$6,003
$9,108
2001
2002
2003
2004

PremierWest BANCORP

Capital

	Leverage	Tier 1	Total
PremierWest	10.70%	10.86%	12.06%
Well Capitalized	5.00%	6.00%	10.00%

PremierWest BANCORP

2 – 3 year Performance Targets

		2004
Return on Equity	**14% - 18%**	10.74%
Return on Assets	**1.50% or Better**	1.20%
Efficiency	**59% - 62%**	66.45%
Capital	**“Well Capitalized”**	12.06%

PremierWest *BANCORP*

2005 Earnings Guidance

15% - 25% Growth in Earnings

$10.5 million - $11.4 million

PremierWest BANCORP